2004 STOCK INCENTIVE PLAN

OF

XENONICS HOLDINGS, INC.

1. PURPOSES OF THE PLAN.

The purposes of the 2004 Stock Incentive Plan (the “Plan”) of Xenonics Holdings, Inc., a Nevada corporation (the “Company”), are to:

1.1 Encourage selected employees, officers, directors, consultants and advisers to improve operations and increase the profitability of the Company;

1.2 Encourage selected employees, officers, directors, consultants and advisers to accept or continue employment or association with the Company or its Affiliates (as defined below); and

1.3 Increase the interest of selected employees, officers, directors, consultants and advisers in the Company’s welfare through participation in the growth in value of the common stock of the Company, par value $0.001 per share (the “Common Stock”).

2. TYPES OF AWARDS; ELIGIBLE AWARD RECIPIENTS.

2.1 Types of Awards. The Administrator (as defined below) may, from time to time, take the following actions, separately or in combination, under the Plan:

(a) Grant incentive stock options (“Incentive Options”) that are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder;

(b) Grant non-qualified stock options that are not Incentive Options (“Non-Qualified Options”); and

(c) Grant or sell shares of Common Stock that are subject to specified restrictions (“Restricted Stock”). Incentive Options and Non-Qualified Options are jointly referred to in the Plan as “Options,” and the persons who receive grants of Options are referred to in the Plan as “Option Holders.”

2.2 Eligible Award Recipients. Awards of Options and Restricted Stock may be made to employees of the Company or any of its Affiliates, including employees who are officers or directors, to non-employee directors of the Company or any of its Affiliates and to the other individuals described in Section 1 of the Plan whom the Administrator believes have made or will make a contribution to the Company or any Affiliate; provided, however, that only a person who is an employee of the Company or any Affiliate at the date of the grant of an Option is eligible to receive Incentive Options under the Plan. The term “Affiliate” as used in the Plan means a parent or subsidiary corporation of the Company as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term “employee” includes an officer or a director who is also an employee of the Company or one of its Affiliates. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant to the Company or one of its Affiliates. The term “adviser” includes persons employed by, or otherwise affiliated with, an adviser to the Company or one of its Affiliates.

3. STOCK SUBJECT TO THE PLAN; MAXIMUM NUMBER OF GRANTS.

Subject to the adjustment provisions of Sections 6.1.1 and 8.2 of the Plan, the total number of shares of Common Stock that may be issued under the Plan shall not exceed One Million Five Hundred Thousand (1,500,000) shares of Common Stock. The shares covered by the portion of any award under the Plan that expires, terminates or is cancelled unexercised shall become available again for grants under the Plan. If shares of Restricted Stock awarded under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan. Subject to the adjustment provisions of Sections 6.1.1 and 8.2 of the Plan, no eligible person shall be granted Options or Restricted Stock during any twelve-month period covering more than Three Hundred Thousand (300,000) shares of Common Stock.

4. ADMINISTRATION.

4.1 Plan Administrator. The Plan shall be administered by the Board of Directors of the Company (the “Board”) and/or a committee (the “Committee”) to which administration of the Plan, or of specified portions of the Plan, is delegated by the Board (the Board or the Committee, as applicable, being referred to in the Plan as the “Administrator”). The Board shall appoint and remove members of the Committee in its discretion. In the Board’s discretion, the Committee may be comprised solely of (i) “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (ii) “outside directors” within the meaning of Section 162(m) of the Code, and/or (iii) “independent directors” within the meaning of Rule 4200(a)(15) of the Nasdaq Stock Market. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper, and the Board, in its discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

4.2 Administrator’s Powers. Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options and grant or sell Restricted Stock; (ii) to determine the fair market value of the Common Stock subject to Options or Restricted Stock awards; (iii) to determine the exercise price of Options or the offering price of Restricted Stock; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted or Restricted Stock shall be granted or sold, and the number of shares subject to each Option or the number of shares of Restricted Stock granted or sold; (v) to construe and interpret the terms and conditions of the Plan and of all Option Agreements and Restricted Stock Agreements (as defined below); (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and conditions of each Option granted and award of Restricted Stock (which need not be identical), including, but not limited to, the time or times at which Options shall be exercisable or the time at which the restrictions on Restricted Stock shall lapse; (viii) with the consent of the Option Holder or holder of Restricted Stock, to rescind any award or exercise of an Option and to amend the terms of any Option or Restricted Stock; (ix) to reduce the exercise price of any Option or the purchase price of Restricted Stock; (x) to accelerate or defer (with the consent of the Option Holder or holder of Restricted Stock) the exercise date of any Option or the date on which the restrictions on Restricted Stock lapse; (xi) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option or award of Restricted Stock; (xii) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (xiii) to make all other determinations deemed necessary or advisable for the administration of the Plan or of any Option, Option Agreement, award of Restricted Stock or Restricted Stock Agreement.

4.3 Plan Interpretation. All questions of interpretation, implementation and application of the Plan or of any Option, Option Agreement, award of Restricted Stock or Restricted Stock Agreement shall be determined by the Administrator, which determination shall be final and binding on all persons.

5. GRANTING OF OPTIONS; OPTION AGREEMENTS.

5.1 No Options shall be granted under the Plan after ten years from the date of adoption of the Plan by the Board.

5.2 Each Option shall be evidenced by a written Option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom the Option is granted (an “Option Agreement”). In the event of a conflict between the terms or conditions of an Option Agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall govern.

5.3 The Option Agreement shall specify whether each Option it evidences is a Non-Qualified Option or an Incentive Option; provided, however, that all Options granted under the Plan to non-employee directors, consultants and advisers of the Company or its Affiliates are intended to be Non-Qualified Options.

5.4 Subject to Section 6.3.3 with respect to Incentive Options, the Administrator may approve the grant of Options under the Plan to persons who are expected to become employees, directors, consultants or advisers of the Company or its Affiliates but who are not employees, directors, consultants or advisers at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6. TERMS AND CONDITIONS OF OPTIONS.

Each Option granted under the Plan shall be subject to the terms and conditions set forth in Section 6.1. Non-Qualified Options shall also be subject to the terms and conditions set forth in Section 6.2 but not those set forth in Section 6.3. Incentive Options shall also be subject to the terms and conditions set forth in Section 6.3 but not those set forth in Section 6.2.

6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under the Plan shall be subject to the following terms and conditions:

6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Administrator, in its discretion, in (i) the number and class of shares of stock subject to the Plan and each Option outstanding under the Plan, and (ii) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Any adjustment, however, in an outstanding Option shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the unexercised portion of the Option. Adjustments under this Section 6.1.1 shall be made by the Administrator, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. If an adjustment under this Section 6.1.1 would result in a fractional share interest under an Option or any installment, the Administrator’s decision as to inclusion or exclusion of that fractional share interest shall be final, but no fractional shares of stock shall be issued under the Plan on account of any such adjustment.

6.1.2 Corporate Transactions.

(a) In the event of a Corporate Transaction (as defined below), the Administrator shall notify each Option Holder at least ten days prior to the date of the Corporate Transaction or as soon as may be practicable. To the extent not previously exercised, all Options shall terminate immediately prior to the consummation of the Corporate Transaction unless the Administrator determines otherwise in its discretion. The Administrator, in the exercise of its discretion after considering any tax, accounting, legal and financial consequences, may (i) permit exercise of any Options prior to their termination even if such Options would not otherwise have been exercisable, (ii) provide that all or certain of the outstanding Options shall be assumed or an equivalent option substituted by an applicable successor corporation or other entity or any Affiliate of the successor corporation or entity, or (iii) provide that any outstanding Options shall be cancelled in exchange for an amount of cash equal to the excess of the fair market value of the Common Stock underlying the Options as of the Option exchange date (as determined pursuant to Section 6.1.9) over the aggregate exercise price of the Options.

(b) A “Corporate Transaction” means (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity as a result of which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary of the Company); (iii) a sale of all or substantially all of the assets of the Company; or (iv) a purchase or other acquisition of beneficial ownership of more than fifty percent of the outstanding capital stock of the Company in a single transaction or a series of related transactions by one person or more than one person acting in concert (excluding, however, a purchase of stock by the Company or by a Company-sponsored employee benefit plan).

6.1.3 Time of Option Exercise. Subject to Sections 6.1.10 and 6.3.4, an Option granted under the Plan shall be exercisable (i) immediately as of the effective date of the Option Agreement granting the Option if so provided in the Option Agreement or (ii) in accordance with a vesting schedule, performance requirement and/or requirement of continued employment with the Company or an Affiliate that is set by the Administrator and specified in the Option Agreement relating to the Option. In any case, no Option shall be exercisable until the Company and the Option Holder have executed an Option Agreement that is in form satisfactory to the Administrator.

6.1.4 Option Grant Date. The date of an Option grant under the Plan shall be the effective date of the Option Agreement granting the Option, provided that the Option Agreement shall not specify an effective date that is earlier than the date on which the Administrator approved the grant of the Option to the Option Holder.

6.1.5 Non-Transferability of Option Rights. Except with the express written approval of the Administrator, which approval the Administrator is authorized to give only with respect to Non-Qualified Options, or unless otherwise provided in an Option Agreement with respect to Non-Qualified Options, (i) no Option granted under the Plan shall be assignable or otherwise transferable by the Option Holder except by will or by the laws of descent and distribution, and (ii) during the life of the Option Holder, an Option shall be exercisable only by the Option Holder.

6.1.6 Payment. Except as provided below, payment in full, in cash or by check, shall be made for all Common Stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its discretion after considering any tax, accounting, legal and financial consequences, may authorize any one or more of the following additional methods of payment:

(a) By acceptance of the Option Holder’s full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of Common Stock acquired upon exercise of the Option); provided, however, that this method of payment shall not be allowed with respect to an Option Holder who is a director or an executive officer of the Company;

(b) By delivery by the Option Holder of shares of Common Stock already owned by the Option Holder for a period of at least six months or such longer period as is necessary to avoid a charge to the Company’s earnings under generally accepted accounting principles for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is at least equal on the date of exercise to the Option price or such portion thereof as the Option Holder is authorized to pay by delivery of such stock; and

(c) By means of so-called cashless exercises conducted through brokers in accordance with applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

6.1.7 Withholding Taxes. In the case of an employee exercising a Non-Qualified Option, at the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the Option Holder shall remit to the Company in cash all applicable federal and state withholding taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its discretion, after considering any tax, accounting, legal and financial consequences, by the Option Holder’s (i) delivery of a full recourse promissory note in the required amount on such terms as the Administrator deems appropriate (provided that this alternative shall not be allowed with respect to an Option Holder who is a director or an executive officer of the Company), or (ii) tendering to the Company shares of Common Stock already owned by the Option Holder for a period of at least six months or such longer period as is necessary to avoid a charge to the Company’s earnings under generally accepted accounting principles with a fair market value at least equal to the required amount.

6.1.8 Other Terms. Each Option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Administrator, and each Incentive Option granted under the Plan shall include such terms and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

6.1.9 Determination of Value. For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

(a) If the securities are listed on a national securities exchange, the Nasdaq National Market, the Nasdaq Small Cap Market or the OTC Bulletin Board or are otherwise regularly quoted by a recognized securities dealer and if selling prices are reported, the fair market value shall be the closing price of such securities on the last business day preceding the date on which the fair market value of the securities is to be determined, but if selling prices are not reported, the fair market value shall be the average of the high bid and low asked prices for such securities on the last business day preceding the date on which the fair market value of the securities is to be determined (or if there are no quoted prices for such specified business day, then for the last preceding business day on which there were quoted prices); and

(b) In the absence of an established market for the securities, the fair market value thereof shall be determined in good faith by the Administrator with reference to the Company’s net worth, prospective earning power, dividend-paying capacity and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management and the values of the stock of other corporations in the same or a similar line of business.

6.1.10 Option Term. Subject to Section 6.3.4, no Option shall be exercisable more than ten years after the date of grant or such lesser period of time as is set forth in the Option Agreement (the end of such maximum exercise period being referred to in the Plan as the “Expiration Date”).

6.2 Terms and Conditions to Which Only Non-Qualified Options Are Subject. Options granted under the Plan that are designated as Non-Qualified Options shall also be subject to the following terms and conditions:

6.2.1 Exercise Price. The exercise price of a Non-Qualified Option shall be the amount determined by the Administrator as specified in the Option Agreement.

6.2.2 Termination of Employment. Except as otherwise provided in the Option Agreement, if for any reason an Option Holder ceases to be employed by the Company and its Affiliates, Options that are Non-Qualified Options held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within ninety days after the date of such termination (but in no event after the Expiration Date). For purposes of this Section 6.2.2, “employment” includes service as a director, consultant or adviser. For purposes of this Section 6.2.2, an Option Holder’s employment shall not be deemed to terminate by reason of the Option Holder’s transfer from the Company to an Affiliate of the Company, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed ninety days or, if longer, if the Option Holder’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.3 Terms and Conditions to Which Only Incentive Options Are Subject. Options granted under the Plan that are designated as Incentive Options shall also be subject to the following terms and conditions:

6.3.1 Exercise Price. The exercise price of an Incentive Option shall not be less than the fair market value (determined in accordance with Section 6.1.9) of the Common Stock covered by the Option at the time the Option is granted. The exercise price of an Incentive Option that is granted to any person who owns, directly or by attribution under Section 424(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate of the Company (a “Ten Percent Shareholder”), shall in no event be less than one hundred ten percent (110%) of the fair market value (determined in accordance with Section 6.1.9) of the Common Stock covered by the Option at the time the Option is granted.

6.3.2 Disqualifying Dispositions. If Common Stock acquired by exercise of an Incentive Option granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code, including a disposition within two years from the date of grant of the Option or within one year after the issuance of such Common Stock on exercise of the Option, the holder of the Common Stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

6.3.3 Grant Date. If an Incentive Option is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant and, in addition, satisfies all requirements of the Plan for Options granted on that date.

6.3.4 Term. Notwithstanding Section 6.1.10, no Incentive Option granted to any Ten Percent Shareholder shall be exercisable more than five years after the date of grant.

6.3.5 Termination of Employment. Except as otherwise provided in the Option Agreement, if for any reason an Option Holder ceases to be employed by the Company and its Affiliates, Options that are Incentive Options held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within ninety days after the date of such termination (but in no event after the Expiration Date). For purposes of this Section 6.3.5, an Option Holder’s employment shall not be deemed to terminate by reason of the Option Holder’s transfer from the Company to an Affiliate of the Company, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed ninety days or, if longer, if the Option Holder’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.3.6 Fair Market Value Limitation. To the extent that Options designated as Incentive Options (granted under all stock option plans of the Company and its Affiliates, including the Plan) become exercisable by an Option Holder for the first time during any calendar year for stock having a fair market value greater than One Hundred Thousand Dollars ($100,000), the portions of such Options which exceed such amount shall be treated as Non-Qualified Options. For purposes of this Section 6.3.6, Options designated as Incentive Options shall be taken into account in the order in which they were granted, and the fair market value of stock shall be determined as of the time the Option with respect to such stock is granted.

7. MANNER OF EXERCISE.

7.1 An Option Holder wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and 6.1.7. The date that the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date the Option was exercised.

7.2 Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7.1, the Company shall, without stock issue or transfer taxes to the Option Holder or other person entitled to exercise the Option, deliver to the Option Holder or such other person a certificate or certificates for the requisite number of shares of Common Stock. An Option Holder or permitted transferee of the Option shall not have any privileges as a shareholder with respect to any shares of Common Stock covered by the Option until the date of issuance of such shares as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent.

8. RESTRICTED STOCK.

8.1 Grant or Sale of Restricted Stock.

8.1.1 No awards of Restricted Stock shall be granted under the Plan after ten years from the date of adoption of the Plan by the Board.

8.1.2 The Administrator may issue shares under the Plan as a grant or for such consideration (including services and, with respect to Restricted Stock recipients who are not directors or executive officers of the Company, full recourse promissory notes) as determined by the Administrator. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Administrator. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator. If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares may be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient. All Common Stock issued pursuant to this Section 8 shall be subject to a purchase or grant agreement (a “Restricted Stock Agreement”), which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The Restricted Stock Agreement may contain any terms, conditions, restrictions, representations and warranties required by the Administrator. The certificates representing the shares shall bear any legends required by the Administrator. The Administrator may require any purchaser of Restricted Stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Administrator may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law. With the consent of the Administrator in its discretion, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of Restricted Stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

8.2 Changes in Capital Structure. In the event of a change in the Company’s capital structure, as described in Section 6.1.1, appropriate adjustments shall be made by the Administrator, in its discretion, in the number and class of Restricted Stock subject to the Plan and the Restricted Stock outstanding under the Plan; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.

8.3 Corporate Transactions. In the event of a Corporate Transaction, as defined in Section 6.1.2, to the extent not previously forfeited, all Restricted Stock shall be forfeited immediately prior to the consummation of the Corporate Transaction unless the Administrator determines otherwise in its discretion. The Administrator, in its discretion, may elect to remove any restrictions as to any Restricted Stock. The Administrator may, in its discretion, provide that all outstanding Restricted Stock participate in the Corporate Transaction with an equivalent stock substituted by an applicable successor corporation subject to the restrictions.

9. EMPLOYMENT OR CONSULTING RELATIONSHIP.

Nothing in the Plan or in any Option or Restricted Stock granted under the Plan shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate the employment or consulting or advising relationship of any Option Holder or Restricted Stock holder at any time, nor confer upon any Option Holder or Restricted Stock holder any right to continue in the employ of, or to consult or advise with, the Company or any of its Affiliates.

10. CONDITIONS UPON THE ISSUANCE OF SHARES.

10.1 Securities Act Compliance. Shares of Common Stock shall not be issued pursuant to the exercise of an Option or the receipt of a Restricted Stock award unless the Administrator determines that the exercise of the Option or receipt of the Restricted Stock and the issuance and delivery of such shares will comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, applicable state and foreign securities laws and the requirements of any stock exchange, Nasdaq market or OTC Bulletin Board upon which the Common Stock may be listed. The inability of the Company to obtain from any applicable regulatory body a permit, order or approval deemed by the Administrator to be necessary to the lawful issuance and sale of any shares of Common Stock under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite permit, order or approval shall not have been obtained. As a condition to the exercise of any Option or to the receipt of any Restricted Stock, the Administrator may require the Option Holder or Restricted Stock recipient to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be reasonably requested by the Administrator.

10.2 Shareholders’ Agreement. As a further condition to the receipt of Common Stock pursuant to the exercise of an Option or to the receipt of Restricted Stock, the Option Holder or recipient of Restricted Stock may be required by the Administrator, in the Administrator’s discretion, to enter into a shareholders’ agreement with the Company which may restrict the transferability of the Common Stock and contain rights of repurchase or first refusal in favor of the Company.

10.3 Non-Competition Agreement. As a condition to the receipt of Common Stock pursuant to the exercise of an Option or to the receipt of Restricted Stock, the Option Holder or recipient of Restricted Stock may be required not to render services for any organization, or to engage directly or indirectly in any business, competitive with the Company during any period that is specified in the Option Agreement or Restricted Stock Agreement. Failure to comply with this condition shall cause the Option and the exercise or issuance of shares thereunder and/or the award of Restricted Stock to be rescinded and the benefit of such exercise, issuance or award to be repaid to the Company.

11. NON-EXCLUSIVITY OF THE PLAN; ASSIGNMENT OF PLAN RIGHTS.

11.1 The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.2 Except as otherwise expressly set forth in the Plan or in an Option Agreement or Restricted Stock Agreement executed pursuant to the Plan, no right or benefit under the Plan shall be subject in any manner to assignment, alienation, hypothecation or charge, and any such attempted action shall be void. No Option or Restricted Stock award shall in any manner be subject to the debts or liabilities of any Option Holder or Restricted Stock recipient except as otherwise may be expressly required by applicable law.

12. AMENDMENT OR TERMINATION OF THE PLAN.

12.1 The Board may at any time amend, discontinue or terminate the Plan. If not earlier terminated, the Plan shall automatically terminate ten years after the date of its adoption by the Board. Except as provided in Section 6.1.2 or 8.3 with respect to a Corporate Transaction, termination of the Plan shall not affect the terms and conditions of any outstanding Options or previously awarded Restricted Stock. Without the consent of an Option Holder or recipient of Restricted Stock, no amendment or discontinuation of the Plan may adversely affect an outstanding Option or the terms applicable to Restricted Stock except to conform the Plan and Incentive Options granted under the Plan to the requirements of applicable tax and other laws relating to Incentive Options.

12.2 No amendment, discontinuation or termination of the Plan shall require shareholder approval unless (i) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes, (ii) shareholder approval is required under other applicable laws or under the regulations of any stock exchange, Nasdaq market or OTC Bulletin Board on which the Common Stock is listed, or (iii) the Board otherwise concludes that shareholder approval is advisable.

12.3 All references in the Plan to statutes, rules and regulations shall be deemed to include any successor statutes, rules and regulations.

13. EFFECTIVE DATE OF THE PLAN.

The Plan shall become effective upon adoption by the Board. However, no Option shall be exercisable and the restrictions on Restricted Stock shall not lapse unless and until the Plan is approved by the Company’s shareholders by written consent or at a validly held shareholders’ meeting within twelve months after adoption by the Board. If any Options or shares of Restricted Stock are so granted and shareholder approval shall not have been obtained within twelve months after the date of adoption of the Plan by the Board, such Options and Restricted Stock shall terminate retroactively as of the date they were granted.